UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-7564	13-5034940
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

200 LIBERTY STREET, NEW YORK, NEW YORK	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 416-2000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On June 23, 2006, Dow Jones & Company, Inc. (the “Company”) amended its 5-year credit agreement , among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Lloyds TSB Bank PLC and Mellon Bank, N.A., as co-documentation agents, Bank Of America, N.A. and Bank Of Tokyo-Mitsubishi Trust Company, as co-syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent, dated June 21, 2004 to conform certain provisions to the Credit Agreement (as defined below).  The amendment is attached to this Form 8-K as Exhibit 99.1.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2006, Dow Jones entered into a $185,000,000 5-Year Credit Agreement (the “Credit Agreement”), among Dow Jones, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, Bank of America, N.A. and Bank of Tokyo-Mitsubishi UFJ Trust Company, as co-syndication agents, Lloyds TSB Bank PLC and Deutsche Bank AG, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.   The Credit Agreement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Third Amendment dated as of June 23, 2006 to the Company’s 5-Year Credit Agreement dated June 21, 2004.
99.2

$185,000,000 5-Year Credit Agreement, dated as of June 23, 2006, among Dow Jones & Company, Inc., as Borrower, the several lenders from time to time parties thereto, Bank of America, N.A. and Bank of Tokyo-Mitsubishi UFJ Trust Company, as co-syndication agents, Lloyds TSB Bank PLC and Deutsche Bank AG, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.
(Registrant)

Date:	July 26, 2006	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting Officer and Controller

Item 9.01 Financial Statements and Exhibits

Exhibits Index

Exhibit No.	Description
99.1	Third Amendment dated as of June 23, 2006 to the Company’s 5-Year Credit Agreement dated June 21, 2004.
99.2

$185,000,000 5-Year Credit Agreement, dated as of June 23, 2006, among Dow Jones & Company, Inc., as Borrower, the several lenders from time to time parties thereto, Bank of America, N.A. and Bank of Tokyo-Mitsubishi UFJ Trust Company, as co-syndication agents, Lloyds TSB Bank PLC and Deutsche Bank AG, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.